Segment Information	12 Months Ended
May. 31, 2015
Segment Reporting [Abstract]
Segment Information
SEGMENT INFORMATION

General Information

We provide payment and digital commerce solutions and operate in three reportable segments: North America, Europe and Asia-Pacific. Due to international investment and a realigned management structure, commencing at the beginning of fiscal 2016 and retrospectively presented herein, we have replaced our former International merchant services segment with two reportable operating segments: Europe and Asia-Pacific.

Information About Profit and Assets

We evaluate performance and allocate resources based on the operating income of each segment. The operating income of each segment includes the revenues of the segment less those expenses that are directly related to those revenues. Operating overhead, shared costs and certain compensation costs are included in Corporate in the following table. Interest and other income, interest and other expense and provision for income taxes are not allocated to the individual segments. We do not evaluate performance or allocate resources using segment asset data. The accounting policies of the reportable segments are the same as those described in the Summary of Significant Accounting Policies in "Note 1 - Summary of Significant Accounting Policies."

Information on segments, including revenue by geographic distribution within segments, and reconciliations to consolidated revenues and consolidated operating income are as follows for the years ended May 31, 2015, 2014, and 2013:

	2015	2014	2013

	(in thousands)

Revenues:
North America	$1,968,890	$1,808,992	$1,705,675
Europe	615,966	587,463	522,593
Asia-Pacific(2)	188,862	157,781	147,655
Consolidated revenues	$2,773,718	$2,554,236	$2,375,923

Operating income (loss):
North America	$293,139	$272,251	$258,910
Europe(1)	240,014	209,334	179,570
Asia-Pacific(2)	39,697	30,845	31,672
Corporate(3)	(116,253)	(106,931)	(112,939)
Consolidated operating income	$456,597	$405,499	$357,213

Depreciation and amortization:
North America	$81,051	$60,970	$48,882
Europe	39,910	48,589	51,018
Asia-Pacific(2)	9,973	6,139	6,502
Corporate	6,571	6,371	5,386
Consolidated depreciation and amortization	$137,505	$122,069	$111,788

(1) During the year ended May 31, 2015, operating income for the Europe segment includes a $2.9 million gain on the sale of a component of our Russia business that leased automated teller machines to our sponsor bank in Russia. The gain is presented in selling, general and administrate expenses in the consolidated statements of income.
(2)The results of Ezidebit are included in the Asia-Pacific segment from the date of acquisition, October 10, 2014.
(3) Includes a processing system intrusion credit of $7.0 million in fiscal 2014 and a charge of $36.8 million in fiscal 2013.

Enterprise-Wide Information

As a percentage of our total consolidated revenues, revenues from external customers in the United States, the United Kingdom and Canada was 60%, 13% and 11%, respectively, for the year ended May 31, 2015; 58%, 13% and 13%, respectively, for the year ended May 31, 2014; and 59%, 12% and 13%, respectively, for the year ended May 31, 2013. Revenues from external customers are attributed to individual countries based on the location of the customer arrangements. Our results of operations and our financial condition are not significantly reliant upon any single customer.

Long-lived assets, excluding goodwill and other intangible assets, by location as of May 31, 2015 and 2014 were as follows:

	2015	2014

	(in thousands)
United States	$284,257	$259,457
Foreign countries	89,886	110,296
	$374,143	$369,753